                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-31709, 333-31721, 333-31723, 333-31727, 333-81844 and 333-81858) and Form S-3 (File No. 333-33846).




                                                 ARTHUR ANDERSEN LLP


San Antonio, Texas
March 5, 2002